EXHIBIT 99.1

For more information, please contact:
Bill Davis, Perficient, 314-529-3555
bill.davis@perficient.com

PERFICIENT REPORTS FIRST QUARTER 2015 RESULTS
~ Revenue up 14%, Gross margin up 15%, EBITDAS up 11%; Company reaffirms 2015 earnings guidance ~

ST. LOUIS (May 7, 2015) – Perficient, Inc. (NASDAQ: PRFT) ("Perficient"), a leading information technology and management consulting firm serving Global 2000® and other large enterprise customers throughout North America, today reported its financial results for the quarter ended March 31, 2015.

Financial Highlights

For the quarter ended March 31, 2015:

·	Revenue increased 14% to $110.6 million from $97.2 million for the first quarter of 2014;
·	Services revenue increased 11% to $98.6 million from $88.5 million for the first quarter of 2014;
·	Gross Margin increased 15% to $36.1 million from $31.5 million for the first quarter of 2014;
·
Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis increased to $0.26 from $0.25 for the first quarter of 2014;

·	Earnings per share results on a fully diluted basis increased to $0.12 from $0.09 for the first quarter of 2014;
·	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) increased to $15.5 million from $14.0 million for the first quarter of 2014;
·	Net income increased to $4.1 million from $3.0 million for the first quarter of 2014; and
·	Perficient repurchased 187,000 shares of its common stock at a total cost of $3.7 million.

"Perficient's digital experience, business optimization and industry solutions are resonating well in the market as evidenced by a growing pipeline of opportunities and strong bookings trends in recent months," said Jeff Davis, chief executive officer and president. "We're well-positioned for another year of solid top- and bottom-line growth."

"Higher than anticipated benefit costs negatively impacted margins during the quarter," said Paul Martin, chief financial officer. "We anticipate margin improvement in the current quarter and second half of the year."

Other Highlights

Among other recent achievements, Perficient:

·
Completed the acquisition of Zeon Solutions, Inc. and its subsidiary, Grand River Interactive LLC, which enhances and expands Perficient's e-commerce, content management, product information management, mobile and digital marketing services and solution expertise;

·
Earned the Platinum Implementation Partner designation from Sitecore due to our advanced implementation capability and our demonstrated leadership in customer experience management with Sitecore clients;

·
Received the prestigious IBM Beacon Award for Outstanding Information Management Solution, awarded to elite IBM Business Partners who deliver exceptional solutions that drive business value and transform the way clients and industries do business;

·
Received two accolades from Magento – the Spirit of Excellence Award for North America, recognizing exemplary service to Magento clients, and the Best B2B User Experience Award, for best-in-class innovation and brilliance in creating e-commerce solutions; and

·
Added new customer relationships and follow-on projects with leading companies such as Blue Cross Blue Shield of Massachusetts, Bon-Ton, Carhatt, Cigna, Citizens Financial Group, Cole-Parmer, C&S Wholesale Grocers, Depository Trust and Clearing Corp., Fidelis, Health Data Compass, Laclede Gas, MoneyGram International, NRG Energy, Presbyterian Health Care Services, Scottrade, Sears Canada, Transpace, U.S. Concrete, the University of Houston, and Zoetis.

Business Outlook
Perficient expects its second quarter 2015 services and software revenue, including reimbursed expenses, to be in the range of $110.5 million to $120.9 million, comprised of $104.5 million to $109.9 million of revenue from services including reimbursed expenses and $6.0 million to $11.0 million of revenue from sales of software. The midpoint of second quarter 2015 services revenue guidance represents growth of 21 percent over second quarter 2014 services revenue.

The company is narrowing its full year 2015 revenue guidance range of $470 million to $495 million and reaffirming its 2015 adjusted earnings per share guidance range of $1.38 to $1.49.

Conference Call Details
Perficient will host a conference call regarding first quarter 2015 financial results today at 10 a.m. Eastern.

WHAT: Perficient Reports First Quarter 2015 Results
WHEN: Thursday, May 7, 2015, at 10 a.m. Eastern
CONFERENCE CALL NUMBERS: 877-415-3178 (U.S. and Canada); 857-244-7321 (International)
PARTICIPANT PASSCODE: 93252544
REPLAY TIMES: Thursday, May 7, 2015, at 2 p.m. Eastern, through Thursday, May 14, 2015
REPLAY NUMBER: 888-286-8010 (U.S. and Canada) 617-801-6888 (International)
REPLAY PASSCODE: 54878916

About Perficient
Perficient is a leading information technology and management consulting firm serving Global 2000 and enterprise customers throughout North America. Perficient delivers digital experience, business optimization and industry solutions that enable clients to improve productivity and competitiveness; strengthen relationships with customers, suppliers and partners; and reduce costs. Perficient's professionals serve clients from a network of offices across North America and offshore locations in India and China. Traded on the Nasdaq Global Select Market, Perficient is a member of the Russell 2000 index and the S&P SmallCap 600 index. Perficient is an award-winning Premier Level IBM business partner, a Microsoft National Service Provider and Gold Certified Partner, an Oracle Platinum Partner, and a Platinum Salesforce Cloud Alliance Partner. For more information, visit www.perficient.com.

Safe Harbor Statement
Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2015. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking information is based on management's current intent, belief, expectations, estimates, and projections regarding our company and our industry. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2014 and the following:

(1)    the possibility that our actual results do not meet the projections and guidance contained in this news release;
(2)    the impact of the general economy and economic uncertainty on our business;
(3)    risks associated with the operation of our business generally, including:
a)	client demand for our services and solutions;
b)	maintaining a balance of our supply of skills and resources with client demand;
c)	effectively competing in a highly competitive market;
d)	protecting our clients' and our data and information;
e)	risks from international operations including fluctuations in exchange rates;
f)	obtaining favorable pricing to reflect services provided;
g)	adapting to changes in technologies and offerings;
h)	risk of loss of one or more significant software vendors; and
i)	the recent implementation of our new Employee Resource Planning system;
(4)    legal liabilities, including intellectual property protection and infringement or the disclosure of personally identifiable information;
(5)    risks associated with managing growth organically and through acquisitions; and
(6)    the risks detailed from time to time within our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended March 31,
	2015	2014

Revenues
Services	$98,629	$88,489
Software and hardware	8,502	5,003
Reimbursable expenses	3,467	3,678
Total revenues	110,598	97,170

Cost of revenues
Project personnel costs	62,248	55,663
Software and hardware costs	6,728	4,502
Reimbursable expenses	3,467	3,678
Other project related expenses	896	786
Stock compensation	1,199	1,082
Total cost of revenues	74,538	65,711

Gross margin	36,060	31,459

Selling, general and administrative	21,735	18,568
Stock compensation	2,308	2,115
	12,017	10,776

Depreciation	1,081	912
Amortization	3,801	2,736
Acquisition costs	-	1,493
Adjustment to fair value of contingent consideration	85	214
Income from operations	7,050	5,421

Net interest expense	(553)	(167)
Net other (expense) income	(280)	20
Income before income taxes	6,217	5,274
Provision for income taxes	2,151	2,229
Net income	$4,066	$3,045

Basic earnings per share	$0.12	$0.10
Diluted earnings per share	$0.12	$0.09

Shares used in computing basic earnings per share	33,046	30,729
Shares used in computing diluted earnings per share	34,164	32,628

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	March 31,	December 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$6,353	$10,935
Accounts receivable, net	99,427	113,928
Prepaid expenses	3,910	2,476
Other current assets	5,105	4,679
Total current assets	114,795	132,018
Property and equipment, net	8,336	7,966
Goodwill	252,819	236,130
Intangible assets, net	55,333	46,105
Other non-current assets	4,251	3,823
Total assets	$435,534	$426,042

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$10,901	$22,035
Other current liabilities	26,476	33,028
Total current liabilities	37,377	55,063
Long-term debt	67,500	54,000
Other non-current liabilities	10,375	12,251
Total liabilities	115,252	121,314

Stockholders' equity:
Common stock	44	43
Additional paid-in capital	349,980	334,645
Accumulated other comprehensive loss	(822)	(651)
Treasury stock	(99,030)	(95,353)
Retained earnings	70,110	66,044
Total stockholders' equity	320,282	304,728
Total liabilities and stockholders' equity	$435,534	$426,042

About Non-GAAP Financial Information
This news release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), please see the section entitled "About Non-GAAP Financial Measures" and the accompanying tables entitled "Reconciliation of GAAP to Non-GAAP Measures."

About Non-GAAP Financial Measures
Perficient provides non-GAAP financial measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, and stock compensation), adjusted net income, and adjusted earnings per share data as supplemental information regarding Perficient's business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient's past financial performance and future results. Perficient's management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient's business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation. Management excludes stock-based compensation related to employee stock options and restricted stock awards, the amortization of intangible assets, acquisition costs, adjustments to the fair value of contingent consideration, and income tax effects of the foregoing, when making operational decisions.

Perficient believes that providing the non-GAAP financial measures to its investors is useful because it allows investors to evaluate Perficient's performance using the same methodology and information used by Perficient's management. Specifically, adjusted net income is used by management primarily to review business performance and determine performance-based incentive compensation for executives and other employees. Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP financial measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of EBITDAS, adjusted net income, and adjusted earnings per share. In addition, some items that are excluded from adjusted net income and adjusted earnings per share can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP financial measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient's business performance in the way that management does. Perficient's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Amortization of Intangible Assets
Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share. Perficient believes that eliminating this expense from its non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient's acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs
Perficient incurs transaction costs related to acquisitions which are expensed in its GAAP financial statements. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share. Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are expenses associated with each transaction, and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustments to Fair Value of Contingent Consideration
Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled. Any changes in fair value are recognized in earnings. Management excludes these items for the purposes of calculating adjusted net income and adjusted earnings per share. Perficient believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisitions, and are inconsistent in amount and frequency from period to period.

Stock-Based Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. Perficient excludes this item for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share because it is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward-looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods. Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation are widely used by analysts and investors.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended March 31,
	2015	2014
GAAP Net Income	$4,066	$3,045
Additions:
Provision for income taxes	2,151	2,229
Amortization	3,801	2,736
Acquisition costs	-	1,493
Adjustment to fair value of contingent consideration	85	214
Stock compensation	3,507	3,197
Adjusted Net Income Before Tax	13,610	12,914
Adjusted income tax (1)	4,832	4,869
Adjusted Net Income	$8,778	$8,045

GAAP Earnings Per Share (diluted)	$0.12	$0.09
Adjusted Earnings Per Share (diluted)	$0.26	$0.25
Shares used in computing GAAP and Adjusted Earnings Per Share (diluted)	34,164	32,628

(1) The estimated adjusted effective tax rate of 35.5% and 37.7% for the three months ended March 31, 2015 and 2014, respectively, has been used to calculate the provision for income taxes for non-GAAP purposes.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2015	2014
GAAP Net Income	$4,066	$3,045
Additions:
Provision for income taxes	2,151	2,229
Net interest expense	553	167
Net other expense (income)	280	(20)
Depreciation	1,081	912
Amortization	3,801	2,736
Acquisition costs	-	1,493
Adjustment to fair value of contingent consideration	85	214
Stock compensation	3,507	3,197
EBITDAS (1)	$15,524	$13,973

(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income.  EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.